                                             STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                                      AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the accompanying Annual Report on Form 11-K (the "Annual Report") of the Southern California Edison Company
Stock Savings Plus Plan, which effective May 14, 2003 is known as the Edison 401(k) Savings Plan (the "Plan") for the year ended
December 31, 2002, and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned hereby certifies, in his capacity as Chair of the Southern California Edison Company Benefits Committee, the Plan
administrator, and based on his knowledge, that:

        1.    The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15
              U.S.C. 78m(a) or 78o(d)); and

        2.    The information contained in the Annual Report fairly represents, in all material respects, the financial condition and results of operations of the Plan.

                                              EDISON 401(K) SAVINGS PLAN

                                              By:  Frederick J. Grigsby, Jr.
                                                   -------------------------------------------------------------------
                                                   Frederick J. Grigsby, Jr.
                                                   Chair of the Southern California Edison Company
                                                   Benefits Committee

Dated:  June 19, 2003

Because the Plan is not a corporate issuer, the statements in paragraph 2 above (which are in the form required by 18 U.S.C. Section
1350), shall be taken to refer to the financial condition of the Plan at December 31, 2002, and the changes in net assets of the Plan for the year ended December 31, 2002.

This statement accompanies the Annual Report pursuant to 18 U.S.C. Section 1350 and shall not, except to the extent required by the
Sarbanes-Oxley Act of 2002, be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934.

A signed original of this written statement has been provided to the Plan administrator and will be retained by the Plan administrator and furnished to the Securities and Exchange Commission or its staff upon request.